J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Value Fund

(the “Fund”)

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated February 26, 2020

to the Summary Prospectuses and Prospectuses dated November 1, 2019, as supplemented

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectuses and Prospectuses is deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Phillip D. Hart	2010	Managing Director
Lindsey Houghton	2019	Executive Director
Wonseok Choi	2019	Managing Director
Jonathan Tse	2019	Executive Director
Akash Gupta	2019	Executive Director

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-SCV-220